Supplement dated January 8, 2025
to the following statutory prospectus(es):
Nationwide Destination B NY (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold NY (2.0) and Nationwide Destination Future NY dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following changes are made to the prospectus:
Under the Custom Asset Rebalancing Service Investment Options section under Appendix A: Underlying Mutual Funds Available Under the Contract, the table that lists the minimum and maximum threshold percentages for the four optional benefits erroneously displays 0% - 10% in the first column's fourth row cell. This cell has been corrected to display Group C.
PROS-0933